                           The Office @ Kendall Square

                                Service Agreement

AGREEMENT made this 22 July 2002 by and between The Office At One Kendall
Square, Inc., d/b/a The Office @ Kendall Square, Cambridge, Massachusetts (the
"Company") and Snapshot, Inc. (the Licensee).

WHEREAS, the Company is the Licensor of a certain office space located at One
Broadway, Cambridge, Massachusetts, and

WHEREAS, the Licensee desires to use an office and certain services and facilities to be provided by the Company, and

WHEREAS, the Company desires to give and grant to the Licensee the exclusive license and privilege to use a location within its premises for the purpose herein specified,

NOW, therefore, in consideration of the sums of money hereinafter agreed to be paid and in further consideration of the stipulations, terms and conditions contained herein, the parties agree as follows:

1.       Grant of License: The Company herby grant to the Licensee and the
         Licensee hereby accepts from the Company the license and privilege of operating an office within the premises of the Company at the location and for the term as specified in the attached Schedule A.  The parties agree that the within License is executed solely for the convenience of the parties in establishing their respective rights and obligations hereunder but is not intended to convey any right, title or interest in the land or the buildings at One Broadway, Cambridge, Massachusetts.
         Licensee shall be liable for all charges for the length of term specified in Schedule A.  After such initial term expires the Agreement is automatically renewed at then current market rate until either party furnishes the other party with a thirty (30) day written notice to terminate.  If there has been no rent increase since the initial occupancy date, on January 1 of the year following initial occupancy the basic rent will be increase at a percentage not to exceed the operating and tax cost adjustments levied on the Company by its landlord.

2.       Services: The Company will provide the services specified in the attached Schedule A at such charges and rates as indicated on Schedule
         A.  Such services will be provided during normal business hours unless otherwise agreed upon between the parties in writing.  With respect to certain services, the Licensee will be allocated certain allowances as specified in Schedule A.  Unused allowances for any one period may not be carried over into the next period.  Charges for such services are subject to change.

3.       Notice of Asbestos:  Licensee, on behalf of and all of its employees and agents, hereby acknowledges that they have been advised of the presence of chrysotile asbestos which is sprayed on the beams above the ceiling with an overspray on the pan.  The licensee shall take no action at any time that will disturb this material including, but not limited to the movement and/or temporary or permanent removal of ceiling tiles.

4.       Use of Office:  The Licensee will use the office for general office purposes only and for no other purpose without prior written notice for the Company.  The Licensee will not offer services that compete in any way with those already offered by the Company to existing Licensees.
         Licensee shall not install any equipment without the expressed written consent of the Company.  The Company reserves the right, at its own cost and expense, to require the Licensee, upon thirty (30) days notice, to relocate its office(s) elsewhere in the Suite.

5.       Payment: All basic fees and other charges payable under this License
         Agreement shall be due and payable in advance commencing on the fee commencement date and on the first day of each and every month of the term thereafter or whenever a statement or invoice for such charges is rendered.  Any changes in support services provided shall result in an adjustment in charges.  Licensee shall be obligated to pay to the
         Company interest at the rate of fifteen (15%) percent per annum, on all sums and charges.  Licensee is obligated to pay under the terms of
         Schedule A to this Agreement from the date said sums and charges become due and remain unpaid until the date such sums and charges are paid in full.  In addition, Licensee shall be charged a late payment charge of five (5%) percent of any delinquent amount payable under the terms of this Lease and shall pay attorney's fees and costs incurred by the
         Company in conjunction with any such late payment, all of which are to be paid by Licensee within five (5) days of receipt of the Company's
         Invoice therefore.

6.       Inspection: The Company has the right at any time to inspect the
         Licensee's premises to provide services, view the condition of the premises, make alterations and repairs and show the premises to prospective clients.

7.       Additional Third Party Agreements:  The Licensee will complete and sign any additional documents required and necessary for the provision of the services as set forth in Schedule A.

8.       Indemnification and Liability: Licensee will defend, indemnify and hold harmless the Company and its respective officers, employees and agents from any claims, liabilities or loss and damages, direct or indirect, incurred by Licensee, its officers, employees, agents and
         representatives, including all costs and expenses of defense of any action or proceeding including reasonable attorney's fees arising in any manner directly or indirectly, out of any incident to or any injury to or death of persons including but not limited to the Licensee, authorized persons, and employees and invitee of any of them, or any damage to personal property, including but not limited to property of the Licensee, authorized persons or employees and invitee of any of them.  Licensee shall maintain adequate insurance for the foregoing and present evidence of same to the Company upon request.

9.       Termination: The Company may terminate this license upon breach of any of the terms and conditions of this license, including but not limited to the failure to timely pay the charges set forth on the attached
         Schedule A.  In addition, after the expiration of the initial term, either party may terminate this Agreement upon not less than 30 days written notice.

10.      Deposit: Upon execution of this license, the Licensee shall pay an amount equal to two (2) months' basic charge set forth on the attached
         Schedule A for the performance by Licensee of all provisions of this license.  The Company may apply the deposit to any charges or other payments due from the Licensee or to any other amount the Company may be required to expend on behalf of the Licensee.  Upon written notice, the Licensee shall reimburse the Company for any amount paid on the
         Licensee's behalf so that the deposit will be not less than two (2)
         months' basic charge.  If the Licensee is not in default or breach of this license at the end of the term, this deposit shall be returned to the Licensee without interest.

11.      Compliance with Laws:  The Licensee acknowledges that no trade or occupation shall be conducted in the office or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal bylaw or ordinance in force in the city of Cambridge.

12.      Insurance: Licensee agrees to maintain during the term hereof insurance coverage with respect to the office assigned in Schedule A for
         Comprehensive General Liability Insurance, all such insurance to include the Company and its officers, employees, and agents as additional insured parties.  Licensee shall provide the Company with copies of policies or certificates prior to the date Licensee takes possession of its assigned office and from time to time thereafter as required by the Company evidencing that said insurance is in full force and effect.  All policies and certificates shall provide that a minimum of thirty (30) days written notice shall be given to the Company by any such insurance company prior to the cancellation, termination or change of such coverage.  All insurance herein required shall be deemed an obligation of Licensee not in discharge or limitation of Licensee's obligation to indemnify the Company.

13.      Fire Insurance: The Licensee shall not permit any use of the office which will make voidable any insurance on the property of which the office is a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the
         New England Fire Insurance Rating Association, or any similar body succeeding to its powers.

14.      Rules and Regulations: Licensee agrees with the Company that Licensee shall not make noises, cause disturbances, use or operate any devices that emit sound or other disturbances, create odors or situations any of which may be offensive to other Licensees or that would interfere with the normal operations of the premises of the Company.  It is understood and agreed that Licensee shall comply with the Rules and
         Regulations issued by the Company.  Licensee is prohibited from bringing in any equipment excepting personal computers, printers, and fax machines without the expressed written consent of the Company.

15.      Maintenance: The Licensee agrees to maintain the office in good condition, damage by fire and other casualty only excepted, acknowledging that the office is now in order.  The Licensee shall not permit the office to be overloaded, damaged, stripped or defaced.

16.      Alterations-Additions: The Licensee shall not make any structural alterations or additions to the office without the written consent of the Company.  All such allowed alterations shall be at Licensee's expense and shall be in quality at least equal to the present construction.  Licensee shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to Licensee or claimed to have been furnished to
         Licensee in connection with work of any character performed or claimed to have been performed at the direction of Licensee and shall cause any such lien to be released of record forthwith without cost to the
         Company.  Any alterations or improvements made by the Licensee shall become the property of the Company.

17.      Assignment:  The Licensee shall not assign this agreement without the
         Company's prior written consent. Notwithstanding such consent, Licensee shall remain liable to the Company for the payment of all charges and for the full performance of the covenants and conditions of this agreement.

18.      Subordination:  This license shall be subject and subordinate to any and all leases, mortgages, deeds and other instruments in the nature of a lease, mortgage or deed, now or at any time hereafter, a lien or liens on the property of which the premises are a part and the Licensee shall, when requested promptly execute and deliver such written instruments as shall be necessary to show the subordination of this license to said lease, mortgage, deed. Termination of the Company's lease or leases with the owner of the premises will terminate this license and all of the Company's obligation to the Licensee.

         If the building located at One Broadway, Cambridge, Massachusetts (the
         "Building) or the premises (the "Premises") therein leased to the
         Company (the "Lease") are destroyed by fire or other case such that the owner of the Building determines not to rebuild the same or exercises any right it may have to terminate the Lease, this Agreement shall expire at such time as the Licensor's interest in the Premises terminated and Licensee thereon shall surrender its office to Licensor and shall pay all charges through the time of such termination.  In the event that such owner shall decide to restore or rebuild the Premises and/or the Building, and the Licensor's interest in the Premises under the Lease is not terminated, this Agreement shall remain in full force and effect; however the charges payable hereunder shall be abated in proportion to the time in which Licensee has been deprived of the use of its office. In no event shall Licensor be liable to Licensee for any loss or damage occasioned by such fire or other cause.

         If the whole of substantiality the whole of the Building or the
         Premises shall be condemned or taken in any manner for any public or quasi-public use or purpose, this Agreement shall cease and terminate as of the date of the taking of possession for such use or purpose.  If less than the whole or substantially the whole of the Building or the
         Premises shall be so condemned or taken, whether or not Licensee's office is affected, then Licensor may, at its option, terminate this
         Agreement as of the date of the taking of possession for such use or purpose by notifying Licensee in writing of such termination.  Upon any such taking or condemnation and this Agreement continuing in force, the fees payable by the Licensee hereunder shall be abated in proportion to the time in which Licensee has been deprived of its use of its office.  Licensee shall have no claim arising from any such taking and, without limitation, no claim against any proceeds paid on account on such taking.

19.      Default and Bankruptcy: In the event that:

                a)   If upon (5) five days written notice to the Licensee the
                     Licensee shall default in the payment of any charge or
                     other sum specified or in Schedule A; or

                b)   The Licensee shall default in the observance or performance of any other of the Licensee's covenants, agreements, or
                     obligations hereunder; or

                c)   The Licensee shall be declared bankrupt or insolvent
                     according to law, or if any assignment shall be made of
                     Licensee's property for the benefit of creditors,

         When this agreement and license shall terminate, including but not limited to the Licensee's access to the office and the provision of services by the Company and the Company may remove the Licensee's effects, without prejudice to any remedies which might be otherwise used for arrears of charges or other default.

20.      Notice: Any notice from the Company to the Licensee shall be deemed duly served if mailed to the office of the Licensee, registered, postage prepaid, addressed to the Licensee.  Any notice from the
         Licensee to the Company shall be deemed duly served, if mailed to the
         Company by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company t such address as the Company may from time to time advise in writing.

21.      Surrender: The Licensee shall at the expiration or other termination of this license remove all of the Licensee shall deliver to the Company all keys, lock thereto, and other fixtures connected therewith in good condition.  In the event of the Licensee's property is not removed from the premises, Company is hereby authorized, without liability to
         Licensee for loss or damage thereto, and at the sole risk of Licensee, to remove and store an of the property at Licensee's expense, or to retain same under the Company's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.      Employees of the Company: Licensee hereby acknowledges that employees of the Company have been carefully selected and/or received training from the Company and agrees not to employ or solicit for employment any employee of the Company for a period of 12 months following expiration date of this agreement and further agrees that if such employee is hired Licensee shall pay to the Company the sum of 40% of employee's salary being paid by Licensee as liquidated damages.

23.      Choice of Law: The parties agree that the interpretation, instruction and enforcement of this contract shall be governed by the laws of the
         Commonwealth of Massachusetts.

     Licensee: Snapshot, Inc.                        THE OFFICE @ KENDALL SQUARE, INC.

     By: /s/ Roger Finchun Sr.                       By: /s/ Brenda E. Morris
     --------------------------------------          ---------------------------------
               President                                      President

     Date:    7/22/02                                Date:    7/23/02
             -------------                                 -----------

                                   Schedule A
             Services to be provided by The Office @ Kendall Square

         Client Name: Snapshot, Inc.                           Term: 6 months

         Billing Address:  907 Rivergate Road
                           Suit 85
                           Goodlettsville, TN 37072

         Telephone number: 615-851-7001                        Start Date: Aug.1, 2002

         E-Mail: ____________________________________

         Authorized person(s) Roger Finchum                   Office assigned:  40

         Service                     Distribution/Allowance                   Basic Charge

         Identity Plan               ___ hours of office use,
                                     Telephone answering, mail service

         Full-Time Plan              F.T. Office use #1  40                   $    850

                                                                              Total Basic Charge

              Other Changes-Support Services (billed every 26 days)
              -----------------------------------------------------

          5  Hours conference room use        $ incl.         -   Hours secretarial Service      $     -

          X  Mail Services                    $ incl          X  TAS                             $ incl

          X  Telphone Service                 $ mkt  rt       1  # of telephone ext.             $ incl

          X  L.O.T.-1 hr                      $ incl          X  T-1 Internet access             $ mkt rt

          X Furniture stnd.                   $ incl

         Custumer provided equipment:   ____  Fax Machine     $_____
                                        ____  Other           $_____

                                       1

         Initial Charges
         First Month's Basic Fee............................................$850
         Deposit..........................................................$1,700
         Adjustments(if any)................................................

         Total Due........................................................$2,550

         Authorized Signature: /s/ Roger Finchum Sr.
                              ---------------------------

         Date:  7/22/02
              ----------